Rule 497(e)
                               File No. 811-07735
                                    333-9217

                               ORCHARD SERIES FUND

   Orchard S&P 500 Index(R)Fund                Orchard Index 600 Fund
   Orchard DJIASM Index Fund                  Orchard Nasdaq-100 Index(R)Fund


                           April 1, 2001 Supplement to
                        the February 28, 2001 Prospectus

        At a special meeting of the shareholders on March 30, 2001, shareholders approved a new sub-advisory agreement with Barclays Global Fund Advisors for the Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index, and Orchard Nasdaq-100 Index(R) Funds (collectively, the "Index Funds" and each an "Index Fund"), effective April 1, 2001. At the March 30 meeting, shareholders also approved proposals which:

(1) change each Index Fund's sub-classification to "non-diversified," permitting each Index Fund to, among other things, invest more of its total assets in fewer issuers than it could as a diversified Fund; and

(2) provide each Index Fund with the flexibility to concentrate its investments in a particular industry or group of industries when its Benchmark Index is so concentrated.

As a result, the following changes are made to the prospectus.

On page        , next to the heading  Orchard  Stock Index Funds,
        -------                       --------------------------

the  following  disclosure  is added:
(Sub-Adviser: Barclays Global Fund Advisors).

On page        , under the heading Principal Investment Risks,
        -------                    --------------------------
the following disclosure is provided as to each Index Fund:

o Each of the Index Funds are classified as "non-diversified." This allows each Index Fund to invest more than 5% of its assets in the stock of a single company. To the extent an Index Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that stock of the company.

o In addition, although the Index Funds do not seek to "concentrate" (in other words, invest 25% or more of its total assets) in stocks representing any particular industry, each Index Fund will so concentrate to the extent consistent with the relevant industry weightings of their respective benchmark indexes. To the extent an Index Fund invests a greater percentage of its assets in a single company or industry, the Fund has greater exposure to the performance and risks of that company or industry.

On page , immediately before the heading Important Information about Your Investment, please insert the following disclosure:

Sub-Advisers

For the Orchard S&P 500 Index(R) , Orchard Index 600, Orchard Nasdaq-100 Index(R) and the Orchard DJIASM Index Funds, GW Capital Management has entered into a sub-advisory agreement with Barclays Global Fund Advisors ("Barclays"). This means that Barclays is responsible for the day-to-day management of these Funds and for making decisions to buy, sell or hold any particular security. Barclays' management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of the Trust. Barclays bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Orchard Index Funds. GW Capital Management, in turn, pays sub-advisory fees to the sub-adviser for its services.

Barclays is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $800 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management the Orchard Index Funds on April 1, 2001.